Exhibit 99.1

Morgan Stanley Utilities Conference

March 8, 2012

Foote Hydro 1918

Zeeland 2007

Lake Winds 2012

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

Reported earnings could vary because of several factors, such as legacy issues associated with prior asset sales. Because of those uncertainties, the company is not providing reported earnings guidance.

Business Model . . . .

RESULTS –Consistent Financial Performance

Investment

Risk Mitigation

Enablers

Michigan Energy Law

Supportive regulation

Customer focus Self-Imposed

O&M cost flat to down Limits

Base rates < inflation

Sales recovery

Non-Utility improvements

Cash from NOLs

. . . . drivesrives strong performance.

SELF-IMPOSED LIMIT – Capital Investment . . . .

2012 – 2016 Plan Unrestrained $6.6 Billion $10 Billion

$6.6 Billion

• Pipe replacements

• Pole replacements

• New gas generation

• Faster smart grid

$10 Billion

>4%

Customer rates <2%

. . . . holdsolds down customer base rate increases.

SELF-IMPOSED LIMIT – Capital Investment . . . .

2012 – 2016 Plan Unrestrained $6.6 Billion $10 Billion

Renewables Distribution

$0.5 $1.7

Reliability

$1.2 Pipes &

Poles

Smart Grid

Smart Grid

$0.3 Generation

Generation

$0.5

Environmental Other

$1.5 $0.6

Customer rates <2%

>4%

. . . . mixix may change.

ENABLER – O&M Cost Control . . . .

7.5%

3.3%

-4% -1%

Average Customer Rates 2002-2006 2007-2011 2012 2012-2016

Electric

Base a 1% 3% 1% 1%

Fuel & Purchased Power 2 4 2 3

Gas

Base a 2% 2% 2% 2%

_ Commodity 14(4)(5)(3)

a Includes surcharges

. . . . holds down rates and facilitates better system reliability.

ENABLER – Sales Recovery . . . .

Electric Salesa Electric Salesa vs Prior

GWh Up 5%

40,000 2010 to 2012

6% decline

35,000 2007 to 2009

30,000

25,000 Up 9%

1983 &1984

7% decline

20,000 1979 to 1982

15,0000

1975 1979 1983 1987 1991 1995 1999 2003 2007 20112012

Years

+2.1% +2.2%

+1.7%

+1.3%

-0.7% +5%

-2.0%

-3.0%

-6%

2006 2007 2008 2009 2010 2011 2012

a Weather adjusted

. . . . adds rate “headroom”.

ENABLER – Enterprises & EnerBank . . . .

Summary Enterprises and EnerBank

2012 Operating

EPS a Cash Flow a

(mils)

Utility

Electric $1.34

Gas 0.52

Total Utility $1.86 $1,329

vs 2011 +6%

Enterprises .04 18

vs 2011 +100%

EnerBank .04 +33% 15

vs 2011 +19%

Interest and other(0.39)(112)

vs 2011 -5%

Total Company $1.52-$1.55 $1,250

_ Better vs 2011 +7%

a Non-GAAP; segments’ EPS at higher end of guidance

Michigan Power

(Livingston) Grayling

Filer City Genesee

EnerBank HQ

Michigan Power DIG

(Kalamazoo

Renewables River)

Other Craven

Ownership Gross

Plant Fuel Interest Capacity

(MW)

Craven Wood 50% 50

DIG/MI Power Natural gas 100 934

Filer City Coal 50 73

Genesee Wood 50 40

Grayling Wood 50 38

. . . . provide growth without capital.

RISK MITIGATION . . . .

Risk Mitigation

Economy Sluggish recovery or • Customer focus

downturn • Back-up liquidity

Capital Investments Regulatory recovery • Priority projects

• Regulatory alignment

Regulatory / Political ROA and customer • ROA “cap”

rate pressure • Base rate increases <

“inflation”

Commodities (prices) Regulatory • Follow MPSC-approved plan

alignment to ensure recovery

Capital Structure Interest rates • Maintain flexibility

• Thick liquidity

• Prefund obligations

Shareowner Return Sustainable returns; • Risk management

interest rates • Consistent EPS performance

• Attractive dividend policy

. . . customerustomer focus key.

Liquidity (as of 12/30/11) . . . .

Availability Parent Debt Strategy

$1.6 Billion

CMS Energy

5-year revolver—2016 $547 mils

29%

Market Cap

Consumers Energy

5-year revolver—2016 499

3-year revolver—2013 150

A/R Facility—2012 250

Cash 161

• Thick liquidity – 2x peers

• Pre-funding

• Robust backup plan

. . . . strongtrong and conservative.

2012 Sensitivities . . . .

Annual Impact

Sensitivity EPS OCF

(mils)

Sales (weather adjusted) a

• Electric (37,395 Gwh) + 1% $0.05 + $20

• Gas (287 Bcf) + 1 + 0.01 + 5

Gas prices (NYMEX) + 1.00 –+ 0.01 –+ 60

Uncollectible accounts (mils) + 5 –+ 0.01*

ROE (authorized)

• Electric (10.7%) + 20 bps + 0.02 + 10

• Gas (10.5%) + 20 + 0.01 + 4

_ Stock             price (dilution) $1 share + 0.01 0

* Less than 0.5¢ or $500,000

a Reflect 2011 sales forecast

. . . . partly mitigated.

RESULTS – Operating Cash Flow Growth . . . .

Amount

(bils)

$ 2.5

Gross operating cash flowa

up $0.1 billion per year $2.1

$2.0

2.0 $1.9

$1.8

$1.7

$1.5 $1.6

1.5 Interest

Working capital and taxes

1.0

Base Investment

0.5

Investment choices

0.0

Cash flow before dividend

(0.5)

2010 2011 2012 2013 2014 2015 2016

NOLs _ & _ Credits _ $0.8 $0.8 $0.7 $0.5 $0.3 $0.2 $0.1

a Non-GAAP

Michigan Energy Law . . . .

2008 Law Regulation

Growth

• Renewable energy plan

• Energy optimization

Speed

• File and implement ratemaking

• Forward test year

Risk Mitigation

• Retail open access cap

• Decoupling

John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . enables timely rate recovery and mitigates risks.

Rate Case Timeline

2008 2009 2010 2011 2012

ELECTRIC Offsets

Filed Filed Filed Renewables $(57)

$214 M $178 M $195 M DOE(23)

Increase Increase Increase Total $(80)

Self- Final Self- Final Self-

implement Order implement Order implement

$179 M $139 M $150 M $146 M $118 M

New Decision

Energy 78% 97%%

Law

GAS Filed Filed Filed

$114 M 74% $55 M $49 M

Increase Increase Increase

Self- Final Final Self-

implement Order Order implement Decision

$89 M $66 M $31 M $23 M

2008 2009 2010 2011 2012

Frequent and streamlined rate case strategy continues.

Ongoing Regulatory Strategy . . . .

• Michigan investment

• Base rate increases at or below rate of inflation

• Rate “offset tactics”

• Maximize communication and alignment

. . . .. balances customer interests and investor certainty.

Strategic Enhancements

• Process improvement

– Limiting “issues”

– Focus on important items

• Customer Value Initiative

– Performance based rates

• Reduce volatility

– Decoupling mechanisms

– Capital Investment tracker

– Expenses (UAs, Storms, Benefits)

Plan execution drives results.

RESULTS– EPS a and Dividend Growth . . . .

EPS Dividend

$1.55

$1.52 7%

5%

$1.45

$1.36

$1.26

$1.21 b

$1.08

$0.96

$0.90

$0.84

$0.81

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Future

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

14% 96¢

84¢

27%

32% 66¢

39% 50¢

36¢

80%

20¢

0

2006 2007 2008 2009 2010 2011 2012

Payout 0% 25% 30% 40% 49% 58% 62%

. . . . providerovide strong TSR.

Total Shareowner Return . . . .

Investment Considerations TSR up 9% to 11%

• Predictable and visible earnings growth

• Affordable, sustainable rates

– Customer focus

– Needed investment

– Regulatory support

• Strong risk mitigation

Dividend Yield

EPS Growth

. . . . upp 9% to 11%.

APPENDIX

Capital Expenditures

Plan 2012-2016

2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966

Generation 101 79 136 78 130 524

New customers 31 31 35 40 39 176

Other 93 84 70 73 75 $ 395

Base capital $ 423 $ 382 $ 437 $ 382 $ 437 $ 2,061

Gas

Distribution $ 130 $ 144 $ 145 $ 145 $ 145 $ 709

New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110

Other 56 52 47 39 40 234

Base capital $ 215 $ 214 $ 212 $ 205 $ 207 $ 1,053

Total base capital $ 638 $ 596 $ 649 $ 587 $ 644 $ 3,114

Investment choices:

Environmental $ 268 $ 349 $ 320 $ 356 $ 260 $ 1,553

Reliability 250 236 249 209 212 1,156

Renewables 186 24 112 228 8 558

Smart Grid 61 51 53 54 47 266

Total choices $ 765 $ 660 $ 734 $ 847 $ 527 $ 3,533

Total Utility $ 1,403 $ 1,256 $ 1,383 $ 1,434 $ 1,171 $ 6,647

Credit Ratings

CMS Energy Consumers Energy

(Senior Unsecured) (Senior Secured)

Moody’s Ba1/Stable A3/Stable

S&P BB+/Stable BBB+/Stable

Fitch BB+/Stable A-Stable

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*	)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-11 EPS

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In millions, except per share amounts)	2010
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$85	$80	$134	$25	$324

After-tax items:
Electric and gas utility	6	*	—	—	6
Enterprises	1	(31)	(2)	24	(8)
Corporate interest and other	*	*	—	*	*
Discontinued operations loss	1	16	*	6	23

Adjusted income - non-GAAP	$93	$65	$132	$55	$345

Average shares outstanding, basic	228.0	228.2	229.0	240.7	231.5
Average shares outstanding, diluted	246.5	247.6	254.7	258.4	252.9

Reported earnings per share - GAAP	$0.34	$0.32	$0.53	$0.09	$1.28

After-tax items:
Electric and gas utility	0.03	*	—	—	0.03
Enterprises	*	(0.13)	(0.01)	0.10	(0.03)
Corporate interest and other	*	*	—	*	*
Discontinued operations loss	0.01	0.07	*	0.02	0.08

Adjusted earnings per share - non-GAAP	$0.38	$0.26	$0.52	$0.21	$1.36

(In millions, except per share amounts)	2011
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$135	$100	$139	$41	$415

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(28)	*	1	(27)
Corporate interest and other	—	(4)	—	*	(4)
Discontinued operations income	(2)	*	*	*	(2)

Adjusted income - non-GAAP	$133	$68	$139	$42	$382

Average shares outstanding, basic	250.0	250.3	251.3	251.7	250.8
Average shares outstanding, diluted	261.7	261.9	263.9	265.5	263.4

Reported earnings per share - GAAP	$0.52	$0.38	$0.53	$0.15	$1.58

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(0.11)	*	*	(0.11)
Corporate interest and other	—	(0.01)	—	*	(0.01)
Discontinued operations income	(0.01)	*	*	*	(0.01)

Adjusted earnings per share - non-GAAP	$0.51	$0.26	$0.53	$0.15	$1.45

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2011 A-1

CMS Energy Corporation

Earnings Segment Results GAAP Reconciliation

(Unaudited)

	Three Months Ended			Twelve Months Ended
December 31	2011		2010	2011	2010
Electric Utility
Reported		$0.09	$0.08	$1.27	$1.20
Downsizing Program		—	—	—	0.02

Adjusted		$0.09	$0.08	$1.27	$1.22

Gas Utility
Reported		$0.16	$0.22	$0.49	$0.50
Downsizing Program		—	—	—	0.01

Adjusted		$0.16	$0.22	$0.49	$0.51

Enterprises
Reported		$(0.01)	$(0.07)	$0.13	$0.14
Tax Changes		—	—	(0.11)	—
Asset Sales (Gains) Losses and Other		*	0.10	*	(0.03)

Adjusted		$(0.01)	$0.03	$0.02	$0.11

Corporate Interest and Other
Reported		$(0.09)	$(0.12)	$(0.32)	$(0.48)
Tax Changes		—	—	(0.01)	—
Asset Sales Gains and Other		*	*	*	*

Adjusted		$(0.09)	$(0.12)	$(0.33)	$(0.48)

Discontinued Operations
Reported	$	*	$(0.02)	$0.01	$(0.08)
Discontinued Operations (Income) Loss		(* )	0.02	(0.01)	0.08

Adjusted		$—	$—	$—	$—

Totals
Reported		$0.15	$0.09	$1.58	$1.28
Discontinued Operations (Income) Loss		(* )	0.02	(0.01)	0.08
Downsizing Program		—	—	—	0.03
Tax Changes		—	—	(0.12)	—
Asset Sales (Gains) Losses and Other		*	0.10	*	(0.03)

Adjusted		$0.15	$0.21	$1.45	$1.36

Average Common Shares Outstanding - Diluted (in millions)		265.5	258.4	263.4	252.9

*	Less than $0.01 per share.

2011 A-2

Consumers Energy

2011 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows							Consolidated Statements of Cash Flows
Presentation Sources and Uses		Tax Sharing Operating	Interest Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts as Financing	Securitization Debt Pymts as Financing	Preferred Dividends as Financing	Common Dividends as Financing
Description	non-GAAP Amount								GAAP Amount	Description
Cash at year end 2010	$71	$—	$—	$—	$—	$—	$—	$—	$71	Cash at year end 2010
Sources
Operating	$1,527
Other working capital	219

Sources	$1,746	$23	$(231)	$(276)	$24	$37	$—	$—	$1,323	Net cash provided by operating activities
Uses
Interest and preferred dividends	$(233)
Pension Contribution	(242)			—
Capital expenditures	(985)			—
Dividends/tax sharing to CMS	(351)

Uses	$(1,811)	$(23)	$231	$276	$—	$—	$2	$374	$(951)	Net cash provided by investing activities

Cash flow	$(65)	$—	$—	$—	$24	$37	$2	$374	$372	Cash flow from operating and investing activities

Financing
Equity	$125
New Issues	—
Retirements	—
Net short-term financing & other	(46)

Financing	$79	$—	$—	$—	$(24)	$(37)	$(2)	$(374)	$(358)	Net cash provided by financing activities

Net change in cash	$14	$—	$—	$—	$—	$—	$—	$—	$14	Net change in cash

Cash at year end 2011	$85	$—	$—	$—	$—	$—	$—	$—	$85	Cash at year end 2011

2011 A-3

CMS Energy Parent

2011 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest Payments as Operating	Overheads & Tax Payments as Operating	Other Uses (a) as Operating	Financing as Operating and Investing	Other and Rounding	Cash From Consolidated Companies	Consolidated Statements of Cash Flows
Description	non-GAAP Amount							GAAP Amount	Description
Cash at year end 2010	$163	$—	$—	$—	$—	$—	$13	$176	Cash at year end 2010
Sources
Consumers Energy dividends/tax sharing	$351
Enterprises	24				—	—

Sources	$375	$(127)	$(23)	$(7)	$(9)	$—	$11	$220	Net cash provided by operating activities
Uses
Interest and preferred dividends	$(127)
Overhead and Federal tax payments	(23)
Equity infusions	(125)
Pension contribution	(8)

Uses (a)	$(283)	$127	$23	$7	$(4)	$—	$(102)	$(232)	Net cash provided by investing activities

Cash flow	$92	$—	$—	$—	$(13)	$—	$(91)	$(12)	Cash flow from operating and investing activities

Financing and dividends
New Issues	$250
Retirements	(262)
Equity programs (DRP, continuous equity)	29
Net short-term financing & other	(5)
Common dividend	(211)

Financing	$(199)	$—	$—	$—	$13	$(2)	$98	$(90)	Net cash provided by financing activities

Net change in cash	$(107)	$—	$—	$—	$—	$(2)	$7	$(102)
Change in Cash and Cash Equivalents	—	—	—	—	—	2	—	2

Cash at year end 2011	$56	$—	$—	$—	$—	$—	$20	$76	Cash at year end 2011

(a)	Includes other and roundings

2011 A-4

Consolidated CMS Energy

2011 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers Common Dividend as Financing	Equity Infusions to Consumers
	Consumers Amount	CMS Parent Amount			Consolidated Statements of Cash Flows
Description					Amount	Description
Cash at year end 2010	$71	$176	$—	$—	$247	Cash at year end 2010
Net cash provided by operating activities	$1,323	$220	$(374)	$—	$1,169	Net cash provided by operating activities
Net cash provided by investing activities	(951)	(232)	—	125	(1,058)	Net cash provided by investing activities

Cash flow from operating and investing activities	$372	$(12)	$(374)	$125	$111	Cash flow from operating and investing activities
Net cash provided by financing activities	$(358)	$(90)	$374	$(125)	$(199)	Net cash provided by financing activities

Net change in cash	$14	$(102)	$—	$—	$(88)	Net change in cash
Change in Cash and Cash Equivalents	—	2	—	—	2	Decrease (Increase) in Cash and Cash Equivalents

Cash at year end 2011	$85	$76	$—	$—	$161	Cash at year end 2011

2011 A-5

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2004	2005	2006	2007	2008	Five Year Average
Utility Operating Income + Depreciation & Amortization	$1,022	$899	$1,021	$1,085	$1,317	$1,069
Enterprises Project Cash Flows	131	294	154	(30)	28	115

Gross Operating Cash Flow	$1,153	$1,193	$1,175	$1,055	$1,345	$1,184
Other operating activies including taxes, interest payments and working capital	(800)	(595)	(487)	(1,032)	(788)	(740)

Net cash provided by operating activites	$353	$598	$688	$23	$557	$444

2004-2008 OCF

Consumers Energy

2012 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax Sharing Operating	Interest Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts as Financing	Securitization Debt Pymts as Financing	Preferred Dividends as Financing	Common Dividends as Financing	Consolidated Statements of Cash Flows
Description	non-GAAP Amount								GAAP Amount	Description
Cash at year end 2011	$85	$—	$—	$—	$—	$—	$—	$—	$85	Cash at year end 2011
Sources
Operating	$1,645
Other working capital	(50)									Net cash provided by operating activities

Sources	$1,595	$(105)	$(233)	$9	$30	$39	$—	$—	$1,335
Uses
Interest and preferred dividends	$(235)
Capital expenditures	(1,400)
Dividends/tax sharing to CMS	(500)									Net cash provided by

Uses	$(2,135)	$105	$233	$(9)	$—	$—	$2	$395	$(1,409)	investing activities
										Cash flow from

Cash flow	$(540)	$—	$—	$—	$30	$39	$2	$395	$(74)	operating and
										investing activities
Financing
Equity	$150
New Issues	350
Retirements	(300)
Net short-term financing & other	280									Net cash provided by financing activities

Financing	$480	$—	$—	$—	$(30)	$(39)	$(2)	$(395)	$14

Net change in cash	$(60)	$—	$—	$—	$—	$—	$—	$—	$(60)	Net change in cash

Cash at year end 2012	$25	$—	$—	$—	$—	$—	$—	$—	$25	Cash at year end 2012

2012 B-1

CMS Energy Parent

2012 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest Payments as Operating	Overheads & Tax Payments as Operating	Other Uses (a) as Operating	Financing as Operating	Cash From Consolidated Companies	Consolidated Statements of Cash Flows
Description	non-GAAP Amount						GAAP Amount	Description
Cash at year end 2011	$56	$—	$—	$—	$—	$20	$76	Cash at year end 2011
Sources
Consumers Energy dividends/tax sharing	$500
Enterprises	25							Net cash provided by operating activities

Sources	$525	$(130)	$(15)	$(48)	$(35)	$15	$312
Uses
Interest and preferred dividends	$(130)
Overhead and Federal tax payments	(15)
Equity infusions	(150)							Net cash provided by investing activities

Uses (a)	$(355)	$130	$15	$48	$—	$(141)	$(303)

Cash flow	$170	$—	$—	$—	$(35)	$(126)	$9	Cash flow from operating and investing activities

Financing and dividends
New Issues	$480
Retirements	(405)
Equity programs (DRP, continuous equity)	30
Net short-term financing & other	(1)
Common dividend	(250)							Net cash provided by

Financing	$(146)	$—	$—	$—	$35	$155	$44	financing activities

Net change in cash	$24	$—	$—	$—	$—	$29	$53	Net change in cash

Cash at year end 2012	$80	$—	$—	$—	$—	$49	$129	Cash at year end 2012

(a)	Includes other and roundings

2012-B2

Consolidated CMS Energy

2012 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers Common Dividend as Financing	Consumers Preferred Dividend as Operating	Equity Infusions to Consumers
	Consumers Amount	CMS Parent Amount				Consolidated Statements of Cash Flows
Description						Amount	Description
Cash at year end 2011	$85	$76	$—	$—	$—	$161	Cash at year end 2011
Net cash provided by operating activities	$1,335	$312	$(395)	$(2)	$—	$1,250	Net cash provided by operating activities
Net cash provided by investing activities	(1,409)	(303)	—	—	150	(1,562)	Net cash provided by investing activities

Cash flow from	$(74)	$9	$(395)	$(2)	$150	$(312)	Cash flow from
operating and							operating and
investing activities							investing activities
Net cash provided by financing activities	$14	$44	$395	$2	$(150)	$305	Net cash provided by financing activities

Net change in cash	$(60)	$53	$—	$—	$—	$(7)	Net change in cash

Cash at year end 2012	$25	$129	$—	$—	$—	$154	Cash at year end 2012

2012 B-3